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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the use of our report dated April 19, 1996, with respect to the financial statements of 2301 SE 17th St., Ltd., included in Post-Effective Amendment No. 5 of Florida Panthers Holdings, Inc. on Form S-1, No. 333-23135, and incorporated by reference in the registration statement and to the reference to our firm under the heading "Experts."

/s/ KPMG LLP

KPMG LLP

Fort Lauderdale, Florida
February 16, 1999